Exhibit 31.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO RULES 13a-14(a) OR 15D-14(a)

UNDER THE SECURITIES EXCHANGE ACT OF 1934,

AS ADOPTED PURSUANT TO SECTION 302 OF

THE SARBANES-OXLEY ACT OF 2002

I, Martin Thorp, certify that:

1. I have reviewed this Annual Report on Form 10-K/A of TC BioPharm (Holdings) plc for the year ended December 31, 2023.

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

April 29, 2024

/s/ Martin Thorp
Martin Thorp
Chief Financial Officer
(Principal Financial Officer)